UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                     FORM-8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                December 31, 2004

                              DGSE Companies, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

      1-11048                                               88-0097334
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

                                2817 FOREST LANE
                               DALLAS, TEXAS 75234
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (972) 484-3662
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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[ ] Check the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On December 31, 2004, in order to meet the requirements the NASDAQ Governance Rules of having a majority of independent directors and audit committee members, two independent Directors were added to the Board of Directors and Mr. James Walsh and Mr. John Benson resigned. Mr. Benson continues as Chief Financial Officer of the Company and will continue to attend all Board Meetings as a non-voting participant. There were no disagreements between the Company and the resigning directors.

In addition, on December 31, 2004 the Company appointed Mr. Craig Alan-Lee and Mr. Paul Hagen as independent directors and audit committee members. They will receive as compensation for their service $ 500 for each board meeting and $ 250 for each audit committee meeting attended. In addition, each will receive an initial grant of options to purchase 5,000 shares of the Company's common stock and on December 31, of each year they continue to serve as directors an additional option to purchase 2,500 shares of the Company's common stock will be granted. The purchase price of the shares under these options will be equal to the closing market value on the date of grant.

Mr. Craig Alan-Lee and the Company were not engaged in any transactions during the last two years or proposed transactions.

Mr. Paul Hagen was a full-time employee of the Company during the two years preceeding December 15, 2004. Mr. Hagen has no continuing business relationships with the Company other than his serving on the board.





                                    SIGNATURE

In accordance with section 13 and 15(d) of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DGSE Companies, Inc.

                                             /s/ John Benson
                                            ------------------------------------
                                            John Benson
                                            Chief Financial Officer

Dated: January 3, 2005